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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cymer, Inc.:

We consent to the use of our report dated February 4, 2002, except for Note 16, which is as of March 25, 2002, appearing in the Annual Report on Form 10-K of Cymer, Inc. for the year ended December 31, 2001, incorporated herein by reference in the Form S-8 Registration Statement dated September 20, 2002.

/s/ KPMG LLP

San Diego, California
September 18, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS